Exhibit 99.1

Certain Assets of Plateplus, Inc.

Abbreviated Financial Statements

For the years Ended March 31, 2022 and 2021, and

Independent Auditor’s Report

CERTAIN ASSETS OF PLATEPLUS, INC.
(Abbreviated Financial Statements.)

TABLE OF CONTENTS

INDEPENDENT AUDITOR’S REPORT

ABBREVIATED FINANCIAL STATEMENTS:

Statement of Assets Acquired and Liabilities Assumed for the years ended March 31, 2022 and 2021

Statement of Revenues and Direct Operating Expenses for the years ended March 31, 2022 and 2021

Notes to the Abbreviated Financial Statements

2

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors

Plateplus, Inc.

Opinion

We have audited the abbreviated financial statements of Certain Assets of Plateplus, Inc., which comprise the statements of assets acquired and liabilities assumed as of March 31, 2022 and 2021 and the statements of revenues and direct operating expenses for the years then ended, and the related notes to the abbreviated financial statements (collectively referred to as the "financial statements").

In our opinion, the accompanying financial statements present fairly, in all material respects, the assets acquired and liabilities assumed of Certain Assets of Plateplus, Inc. as of March 31, 2022 and 2021, and its revenues and direct operating expenses for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Plateplus, Inc. and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis of Accounting

As discussed in Note 1 to the financial statements, the financial statements have been prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the financial position or results of operations of Certain Assets of Plateplus, Inc. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of internal control for Certain Assets of Plateplus, Inc. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Deloitte & Touche LLP

Houston, Texas
August 5, 2022

CERTAIN ASSETS OF PLATEPLUS, INC.

(Abbreviated Financial Statements)

STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
(In thousands)
	For the Year Ended March 31,
	2022	2021
ASSETS ACQUIRED

CURRENT ASSETS:
Inventories—net	68,609	51,807
Other current assets	47	63

Total current assets	68,656	51,870

PROPERTY, PLANT, AND EQUIPMENT—Net	17,961	24,132

TOTAL ASSETS	$86,617	$76,002

LIABILITIES ASSUMED AND NET ASSETS ACQUIRED

CURRENT LIABILITIES:
Payables	13,720	9,645

Total current liabilities	13,720	9,645

TOTAL NET ASSETS ACQUIRED	$72,897	$66,357

See Notes to Abbreviated Financial Statements.

CERTAIN ASSETS OF PLATEPLUS, INC.

(Abbreviated Financial Statements)

STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
(In thousands)
	For the Year Ended March 31,
	2022	2021
REVENUES	$248,887	$117,835
COST OF REVENUES	(257,283)	(110,577)
SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES	(2,251)	(1,709)
LOSS ON LONG-LIVED ASSET IMPAIRMENT AND RETIREMENTS	(4,037)	(505)
TOTAL DIRECT OPERATING EXPENSES	(263,571)	(112,791)
REVENUE (LOSS) LESS DIRECT OPERATING EXPENSES	$(14,685)	$5,044

See Notes to Abbreviated Financial Statements.

CERTAIN ASSETS OF PLATEPLUS, INC.
(Abbreviated Financial Statements)

NOTES TO ABBREVIATED FINANCIAL STATEMENTS

FOR YEARS ENDED MARCH 31, 2022 AND 2021

(Dollars in thousands)

1.	DESCRIPTION OF BUSINESS

Organization—Plateplus, Inc. (the “Company”), a wholly owned subsidiary of Metal One Corporation (the “Parent Company” or "Parent"), was incorporated on August 3, 2017, under the laws of the state of Delaware. The Company supplies hot-rolled coil, sheet and plate from five steel service centers strategically located throughout the U.S.

On April 26, 2022, the Company and its Parent entered into an asset purchase agreement (the “Agreement) with Friedman Industries, Inc. to sell two steel service centers, East Chicago, Indiana and Granite City, Illinois as well as inventory from two other steel service centers located in Loudon, Tennesse and Houston, Texas (the “Assets”). The Company and its Parent closed the transactions contemplated by the Agreement with Friedman Industries, Inc on April 30, 2022. The Assets include property and equipment and inventory net of accounts payable. The accompanying abbreviated financial statements present the assets acquired and liabilities assumed as of March 31, 2022 and 2021 and the revenues and direct operating expenses of the East Chicago and Granite City steel service centers for the years ended March 31, 2022 and 2021, but exclude corporate overhead, interest and income tax expense.

The accompanying statement of assets acquired and liabilities assumed and the statement of revenues and direct operating expenses were prepared for the purpose of assisting Friedman Industries, Inc. (the “Buyer”) in complying with the rules and regulations of Rule 3-05 of Regulation S-X of the U.S. Securities and Exchange Commission (“SEC”) and application of SEC Final Rule Release No. 33-10786, Amendments to Financial Disclosures About Acquired and Disposed Businesses, and are not intended to be a complete presentation of the assets, liabilities, equity, revenues, expenses, and cash flows associated with the Assets.

2.	BASIS OF PRESENTATION

The Company has not maintained the separate accounts necessary to present complete financial statements of the Assets. The Assets were not a separate legal entity, subsidiary or operating segment of the Company and its Parent. The Assets were never operated as a stand-alone business or division and separate financial statements have not been prepared in the past. As a result of the foregoing, it is not practicable to provide complete financial statements.

The statement of assets acquired and liabilities assumed includes only the Assets acquired by the Buyer pursuant to the Agreement. Certain assets and liabilities related to the Assets will not be sold per the terms of the Agreement, and therefore, are not included in the statement of assets acquired and liabilities assumed. Outside of trade accounts payable and certain other liabilities specified in the Agreement, no other liabilities, contingent or otherwise, were assumed by the Buyer.

The statement of revenues and direct operating expenses was derived from the historical accounting records of the Assets, which are maintained in accordance with U.S. generally accepted accounting principles (“GAAP”). The statement of revenues and direct operating expenses is not intended to be a complete presentation of the results of operations as if the Assets were operated independently during the period presented. Further, we do not represent that the results as presented are indicative of the results of operations that would have been achieved if the Assets had operated as a separate, stand-alone entity as of or for the period presented, nor are they indicative of the financial condition or results of operations to be expected in the future due to changes in the business and the omission of certain operating expenses as described below.

Certain expenses, such as corporate and administrative, are not tracked or monitored in a manner that would enable the development of a complete set of financial statements. Such costs include corporate overhead, such as accounting, human resources, treasury and legal support, or a provision for income taxes. As such, only costs directly related to the revenue-generating activities of the Assets are included in this abbreviated financial statement as permitted by Rule 3-05 of Regulation S-X. Such direct costs include costs of revenues including the cost of purchasing, processing, and transporting inventory to customers, steel service center operational expenses, real estate taxes, and depreciation. Selling, general and administrative expenses are expensed as incurred and include costs related to sales operations at the steel service centers, such as payroll, travel and entertainment, and depreciation. Impairments and retirement losses on plant, property and equipment are included in “Loss on Long-Lived Assets and Retirements”.

The financing needs of the Assets were supported by the Parent and cash generated by the Assets were transferred to the Parent. As the Assets have historically been managed as part of the operations of Plateplus and the Parent and have not operated as a stand-alone entity, it is impractical to prepare historical cash flow information regarding the operating, investing, and financing cash flows of the Assets. As such, information on cash flows is not presented herein.

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates—The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition—Revenue is recognized when title and risk of loss passes to the customer. Depending on the terms, the title, and risk of loss passes to the customer either at the point of shipping or at the point of delivery to the customer. Freight costs are included in cost of goods sold.

We perform an assessment of various factors in determining whether revenue should be reported gross or net, the primary factors being whether we are acting as the principal in offering services to the customer or whether we are acting as an agent in the transaction.

Inventories—Inventories, primarily consisting of hot rolled sheet and plate products, are stated at the lower of cost, on a specific identification basis, or net realizable value.

Property, Plant, and Equipment—Property, plant, and equipment is stated at cost. Depreciation and amortization have been provided in the financial statements using straight-line methods based on reasonable estimates of useful lives, which fall within the following ranges for major asset classifications:

Building and building improvements	2–40 years
Machinery and equipment	2–34 years
Furniture and fixtures and vehicles	3–11 years

Maintenance, repairs, and minor renewals are expensed as incurred. Additions, improvements, and major renewals are capitalized. Construction in progress includes costs for capital projects that are in process or being completed. These costs are depreciated upon completion of the projects.

4.	REVENUE FROM CONTRACTS WITH CUSTOMERS

ASC 606 introduced that revenue is recognized at an amount that reflects the expected consideration receivable in exchange for transferring goods or services to a customer applying the following steps:

1. Identify the contract with a customer
2. Identify the performance obligation
3. Determine the transaction price
4. Allocate the transaction price to the performance obligation in the contract
5. Recognize revenue when (or as) the entity satisfies a performance obligation

The Company generates revenue from the processing and distribution of steel products. Revenue is recognized when the control of the goods/services is transferred to a customer, at the point of delivery based on Incoterms or at the completion of each contractual performance obligation. Sales of goods, consignment sales or purchase, and manufacturing are the major performance obligations for the Company. Performance obligation varies depending on the revenue stream as described below. Due date for each invoice varies depending on the nature of each transaction, industrial practices, and terms in the contract. Any difference in timing between satisfaction of performance obligation and payment under the contract will result in recognition of either a receivable or a contract liability.

Revenue streams — The Company engages in the manufacturing and distribution of goods where the Company buys materials from vendors for resale, or produces finished goods from the raw materials, and sells them to customers. The performance obligation is satisfied when the material is delivered to customers, which is the time that the Company recognizes revenue. The Company also engages in the contract manufacturing where the customer provides materials to the Company for toll processing. The performance obligation is satisfied at the time toll processing is complete, which is the time that the Company recognizes revenue for the services performed.

Principal Versus Agent Considerations —The Company engages in manufacturing transactions taking the role of either a principal or an agent of a principal or both. ASC 606 requires an entity to determine whether it is a principal or an agent in a transaction based on whether the entity controls the goods/services before transferring the goods/services to a customer.

●

Transactions Performed as a Principal —The Company enters into contracts to sell goods to customers. The goods may come from existing inventory on hand or they may come from purchase contracts that are executed at the same time as the sales contracts for purpose of limiting inventory risk. In either situation, the Company acts as the primary obligor for the acceptance of the goods and has the discretion in pricing of the goods. Therefore, the Company is the principal in these transactions.

●

Transactions Performed as an Agent —The Company enters into contracts with customers to purchase or sell, on their behalf, goods, and charges a commission for this service. The Company also facilitates conclusion of the contracts between manufacturers and customers and deliveries of the products between suppliers and customers. The Company does not control the goods/services before they are transferred to customers. Hence, the Company is an agent in these transactions because it does not have the ability to direct the use of the goods/services or obtain benefits from the goods/services.

Gross and Net Presentation of Revenues — The Company presents revenue on a gross basis in the consolidated statements of profit for trading transactions or manufacturing in which the Company is the principal. The Company presents revenue on a net basis for trading transactions in which the Company is an agent of the principal.

The following table provides a breakdown of gross to net revenue:

	For the Year Ended March 31,
	2022	2021

Gross Revenue	$248,897	$118,088
Toll Processing Revenue	572	323
Sales Discounts and Allowances	(582)	(576)
Net Revenue	$248,887	$117,835

5.	INVENTORY

Inventories consisted of the following:

	For the Year Ended March 31,
	2022	2021
Raw material	$52,887	$45,405
Work in process	571	-
Finished goods	18,196	6,410
Less inventory reserves	(3,045)	(8)
Total Inventories, net	$68,609	$51,807

6.	PROPERTY, PLANT, AND EQUIPMENT

Property, plant, and equipment consisted of the following:

	For the Year Ended March 31,
	2022	2021
Land	$315	$315
Building and improvements	10,172	9,675
Machinery and equipment	19,201	11,175
Furniture, fixtures, and vehicles	249	249
Construction in progress	-	8,179
Total property, plant, and equipment	$29,937	$29,593
Less accumulated depreciation	(11,976)	(5,461)
Property, plant, and equipment-net	$17,961	$24,132

7.	ASSET IMPAIRMENTS

The Company has experienced four consecutive fiscal years of operating losses through the year ended March 31, 2022. Additionally, as of the fiscal year end March 31, 2022 the Company expected to sell its business locations and assets within the next twelve months. However, appropriate approvals from the Parent Company for the sale of business locations had not been obtained as of March 31, 2022, so the related fixed assets did not qualify as assets held for sale. The Company identified asset impairment triggering events based on the history of losses and its plans to sell business locations and assets. For the year ended March 31, 2022, the company plans to sell the East Chicago and Granite City facilities to one buyer, the asset group was considered to be at the location level for the impairment analyses. Plateplus, Inc. estimated future cash flows based on the expected sales proceeds from the sale of the assets, which in some cases were confirmed before the issuance of the financial statements. The total fair value of both locations was estimated to be $18 million.

As a result of this impairment test, the book value of East Chicago and Granite City assets are not recoverable since the fair value of each asset group (which was the based on the expected sales prices and fair value provided by a valuation specialist assisting the Company), are less than the carrying amount of assets. The total fair value for these assets is $18 million. The Company recorded a non-cash pre-tax impairment charge for both locations for the year ended March 31, 2022 of $4 million.

For the year ended March 31, 2021, the Company evaluated the recoverability of property, plant, and equipment, intangible and other assets for the Company by comparing the fair value with its carrying value, with the fair values determined using a combination of a discounted cash flow analysis based upon historical and projected financial information (the Income Approach), the Market Approach, and the Cost Approach. As a result of this impairment test, the Company recorded a non-cash pre-tax impairment charge for the year ended March 31, 2021 of $506 thousand.

In terms of fair value methodologies for personal property, the fair values determined using only the Cost Approach due to the custom nature of the majority of the personal property assets. Economic obsolescence was also considered, and adjustments were made to the personal property based on a review of the comparative results of the Company’s discounted cash flow analysis.

8.	FAIR VALUES

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy prescribed by GAAP requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. There are three levels of inputs that may be used to measure fair value:

Level 1	Quoted prices for identical instruments in active markets.

Level 2

Quoted market prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.

Level 3

Valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable. Level 3 assets and liabilities generally include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation or for which there is a lack of transparency as to the inputs used.

Certain assets and liabilities are required to be measured at fair value on recurring basis in accordance with GAAP. In addition, certain assets and liabilities may be recorded at fair value on a nonrecurring basis. Generally, we record assets at fair value on a nonrecurring basis as a result of impairment charges.

In terms of fair value methodologies for real property, the fair values determined using a combination of the direct method of the Cost Approach, the indirect method of the Cost Approach, and Market Approach.

In terms of fair value methodologies for personal property, the fair values determined using only the Cost Approach due to the custom nature of the majority of the personal property assets.

The Company recorded impairment charges related to all fixed assets for East Chicago and Granite City, which were measured at fair value and have presented the loss in the Loss on Long-Lived Asset Impairment and Retirements section in the Statement of Revenues and Direct Operating Expenses.

9.	PAYABLES

Accounts payable consisted of the following:

	For the Year Ended March 31,
	2022	2021
Trade	$13,720	$9,645
Total	$13,720	$9,645

10.	RELATED-PARTY TRANSACTIONS

The Company has transactions with affiliates in the normal course of business. Transactions with affiliates for the year ended March 31, 2022 and 2021 are as follows:

	For the Year Ended March 31,
	2022	2021
Sales	$1,343	$699
Purchases	29,293	3,846
Payables	274	2,027

11.	SUBSEQUENT EVENTS

The Company has evaluated and concluded that there are no subsequent events through August 5, 2022, which is the date the financial statements were available to be issued.

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